ARTICLES OF MERGER
                                       OF
                                THE ART BOUTIQUE
                             (A Wyoming corporation)
                                       and
                                  KEARNEY, INC.
                             (A Wyoming corporation)


     The  Undersigned,  being  President  of The Art  Boutique,  Inc., a Wyoming
corporation,   and  the  President  of  Kearney,  Inc.,  a  Wyoming  corporation
(collectively "the constituent entities"), hereby certify as follows:

         1. Pursuant to Wyoming Statutes, a Plan of Merger has been approved by the board of directors of The Art Boutique, Inc., a Wyoming corporation, and Kearney, Inc., a Wyoming corporation.

         2. The approval of shareholders of the Constituent Entities of Kearney, Inc. and The Art Boutique, Inc. is not required under Wyoming Statute 17-16-1104, because The Art Boutique, Inc. owns 100% of the issued and outstanding stock of Kearney, Inc.

         3. Pursuant to Wyoming Statutes, The Art Boutique, Inc., a Wyoming corporation, the parent corporation, and owner of 100% of the issued and outstanding shares of Kearney, Inc., a Wyoming corpo-ration, its subsidiary, has adopted a Resolution to merge the subsidiary, Kearney, Inc., into the Parent, The Art Boutique, Inc.

         4. No Notice is necessary to be mailed to all shareholders of Kearney, Inc. or The Art Boutique, Inc. because Kearney, Inc. is a wholly owned subsidiary of The Art Boutique, Inc.

         5. The complete and executed Plan of Merger is on file at the Reg-istered Offices of the corporation at 214 S. Center, Casper, WY 82601 and is attached hereto as Exhibit A.

         6. The name of The Art Boutique, Inc., the Wyoming corporation shall not be changed.

                Effective upon filing with the Secretary of State of Wyoming.


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THE ART BOUTIQUE, INC.                         KEARNEY, INC.
a Wyoming corporation                          a Wyoming corporation


   /s/ William A. Erickson                        /s/ Ronald A. Shogren
By:---------------------------------           By:----------------------------
William A. Erickson                            Ronald A. Shogren
--------------------, President/Secy           -----------------, President/Secy
(Printed Name)                                 (Printed Name)